UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2013

HYATT HOTELS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34521	20-1480589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

71 South Wacker Drive, 12th Floor Chicago, IL		60606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 750-1234

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02: Results of Operations and Financial Condition.

On February 13, 2013, Hyatt Hotels Corporation issued a press release announcing its results for its fiscal quarter and fiscal year ended December 31, 2012. The full text of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information included below under Item 7.01, including Exhibit 99.2 described therein, is hereby incorporated by reference in its entirety to this Item 2.02.

The information in this Form 8-K and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by Hyatt Hotels Corporation under the Securities Act of 1933 or the Exchange Act, except as set forth by specific reference in such filing.

Item 7.01: Regulation FD Disclosure.

The Company is furnishing under Item 7.01 of this Current Report on Form 8-K the updated Investor Fact Book dated February 13, 2013 attached hereto as Exhibit 99.2 (the “Investor Fact Book”) and posted on www.investors.hyatt.com to provide investors with certain unaudited historical financial information that has not previously been presented.

The unaudited historical financial information in the Investor Fact Book is not intended as a substitute for the recast segment information within the footnotes to the financial statements that will be reported in the Company’s Form 10-K for the fiscal year ended December 31, 2012.

The information in this Form 8-K and Exhibit 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by Hyatt Hotels Corporation under the Securities Act of 1933 or the Exchange Act, except as set forth by specific reference in such filing.

Item 9.01: Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Hyatt Hotels Corporation Press Release, dated February 13, 2013 (furnished pursuant to Item 2.02)

99.2	Hyatt Investor Fact Book dated February 13, 2013 (furnished pursuant to Item 2.02 and Item 7.01)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hyatt Hotels Corporation

Date: February 13, 2013	By:	/s/ Gebhard F. Rainer
Gebhard F. Rainer Executive Vice President, Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

99.1	Hyatt Hotels Corporation Press Release, dated February 13, 2013 (furnished pursuant to Item 2.02)

99.2	Hyatt Investor Fact Book dated February 13, 2013 (furnished pursuant to Item 2.02 and Item 7.01)